UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Floor & Decor Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ANNUAL MEETING OF STOCKHOLDERS OF

FLOOR & DECOR HOLDINGS, INC.

May 11, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21445/

Please sign, date and mail your proxy card in the envelope provided as soon as possible in order to be received by no later than 11:59 P.M. on May 10, 2022.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003330033000000000 9 051122

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	FOR	AGAINST	ABSTAIN
1a. Thomas V. Taylor, Jr.	☐	☐	☐
1b. Kamy Scarlett	☐	☐	☐
1c. Charles Young	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	FOR	AGAINST	ABSTAIN
2. Ratify the appointment of Ernst & Young LLP as independent auditors for Floor & Decor Holdings, Inc.'s (the "Company") 2022 fiscal year.	☐	☐	☐
3. To approve, by non-binding vote, the compensation paid to the Company's named executive officers.	☐	☐	☐

In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on such other business as may properly come before the meeting and any adjournment thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, "FOR" Proposals 2 and 3 and in the discretion of the proxies with respect to such other business as may properly come before the meeting. No proposition listed herein is related to or conditioned on the approval of other matters.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. The Board of Directors recommends you vote FOR the following: 1.Election of Directors Nominees 1a. Thomas V. Taylor, Jr. 1b. Kamy Scarlett 1c. Charles Young The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratify the appointment of Ernst & Young LLP as independent auditors for Floor & Decor Holdings, Inc.'s (the "Company") 2022 fiscal year. 3. To approve, by non-binding vote, the compensation paid to the Company's named executive officers. In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on such other business as may properly come before the meeting and any adjournment thereof. No proposition listed herein is related to or conditioned on the approval of other matters. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 29, 2022. Please visit http://www.astproxyportal.com/ast/21445/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE:ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone . You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on May 10, 2022. VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit http://web.lumiagm.com/271307858 (password: floor2022) and be sure to have your control number available. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting of FLOOR & DECOR HOLDINGS, INC. To Be Held On: May 11, 2022 at 1:00 P.M. Eastern Time virtually at http://web.lumiagm.com/271307858 (password: floor2022)